                        INTEGRITY LIFE INSURANCE COMPANY


NOTICE TO OWNERS OF PORTFOLIO LIFE-TM-FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                    POLICIES:

                       PROPOSED SUBSTITUTION OF PORTFOLIOS

                                  JULY 12, 1999


On July 1, 1999, we asked the Securities and Exchange Commission ("SEC") to approve the substitution of newly created Portfolios of EQ Advisors Trust for each of The Hudson River Trust Portfolios currently available under our Portfolio Life Flexible Premium Variable Life Insurance policies (the "Portfolio Life Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies to those of The Hudson River Trust Portfolios they would replace. The assets of each Hudson River Trust Portfolio underlying your contract would be transferred to the corresponding EQ Advisors Trust Portfolio.

The overwhelming portion of The Hudson River Trust's assets are attributable to variable life insurance policies and annuity contracts issued by The Equitable Life Assurance Society of the United States ("Equitable") and certain of its affiliated companies. On April 30, 1999, Equitable and its affiliates filed an application seeking SEC approval to transfer all of these assets into newly created Portfolios of EQ Advisors Trust (the "Equitable Substitution"). The Equitable Substitution, therefore, would, in our opinion, deprive The Hudson River Trust of the economies of scale and portfolio management flexibility necessary for it to continue to be a suitable funding medium for our Portfolio Life policies.

Due to the drastic reduction in the size of The Hudson River Trust as a result of the Equitable Substitution, we believe that the Portfolio Life Substitution is in your best interest. The Portfolio Life Substitution should, however, have little impact on you as a holder of a Portfolio Life policy. Alliance Capital Management L.P., an Equitable affiliate, currently is the manager of The Hudson River Trust. EQ Financial Consultants, Inc., also an Equitable affiliate, will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

          - No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Portfolio Life Substitution.

          - The elections you have on file for allocating your account value, premium payments, and deductions will remain unchanged until you direct us otherwise.

          - You will not bear any expenses relating to the Portfolio Life Substitution transaction.

          - The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. The new EQ Advisors Trust Portfolios are expected to have slightly higher expense rations.

          - On the effective date of the Portfolio Life Substitution transaction, your account value in the variable investment options will be the same as before the transaction.

          - The Portfolio Life Substitution will have no tax consequences for you.


Subject to SEC approval, we expect the Portfolio Life Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer amounts in your policy among the investment options, as usual. The Portfolio Life Substitution transaction itself will not be treated as a transfer for purposes of the transfer provisions of your policy.

We will send you a prospectus for the new Portfolios of the EQ Advisors Trust, and notice of the actual date of the Portfolio Life Substitution, after we receive SEC approval. You will also receive confirmation when the Portfolio Life Substitution is complete.